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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-87592, No. 33-60369, No. 33-60371, No. 33-60373) of J. Ray
McDermott, S.A. of our report dated April 25, 1997 with respect to the combined financial statements of McDermott-ETPM West, Inc. included in this Annual Report (Form 10-K/A-1) for the year ended March 31, 1997.



                                                               ERNST & YOUNG LLP

New Orleans, Louisiana
July 24, 1997

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